Exhibit 10.1
CONFIDENTIAL TREATMENT

Supplemental Agreement No. 66

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 2nd, 2010, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

WHEREAS, Buyer has agreed to:

1. accelerate Contract Delivery Months of three (3) Block U-W Option Aircraft as follows (Accelerated Options);

Previous Contract Delivery Month	Accelerated Contract Delivery Month	MSN
January 2015	September 2013	36933
February 2015	October 2013	36935
March 2016	October 2014	36934

2. exercise six (6) Purchase Right Aircraft  (2014 Exercised Purchase Rights) into Block U-W Option Aircraft with August, September, October, November and two (2) December 2014 delivery positions.  Of the 2014 Exercised Purchase Rights, the August, October and one (1) December 2014 delivery positions will automatically convert to Block T-W-2b Firm Aircraft as part of the Exercised Options further described in paragraph 3 below; and

***Pursuant to 17 CRF 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-66-1
K/SWA

3. exercise twenty-five (25) Block U-W Option Aircraft  into Block T-W-2b Firm Aircraft (Exercised Options) with the following delivery positions:

No. of Option to Firm Aircraft	Contract Delivery Month
Two (2)	August 2011
One (1)	September 2011
One (1)	October 2011
One (1)	February 2012
One (1)	March 2012
One (1)	April 2012
One (1)	May 2012
One (1)	June 2012
One (1)	July 2012
One (1)	August 2012
One (1)	September 2012
One (1)	November 2012
One (1)	December 2012
One (1)	January 2014
One (1)	February 2014
Two (2)	March 2014
One (1)	April 2014
One (1)	August 2014
One (1)	October 2014
One (1)	December 2014
One (1)	April 2016
One (1)	May 2016
One (1)	July 2016

and;

       WHEREAS, Boeing has offered and Buyer has agreed to the addition of fifty (50) Purchase Right Aircraft as set forth in Table 2 of the Agreement; and

***

WHEREAS, Boeing and Buyer have agreed to use the latest escalation forecast (4th Quarter 2009 Forecast) to calculate the Advance Payment Base Price for the Block T-W-2b Firm Aircraft, as more specifically set forth in Table 1, and;

P.A. No. 1810	SA-66-2
K/SWA

WHEREAS, Boeing and Buyer have agreed to incorporate the previously accepted master changes to the Aircraft Configuration, beginning September 2008 through May 2010, and as more fully described in Exhibit A-4 attached hereto;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference;

2. Table 1 is deleted in its entirety and replaced by a new Table 1, attached hereto, to reflect the Exercised Options and the advance payment schedule for all Firm Aircraft delivering 2011 through 2018 and is incorporated into the Agreement by this reference;

4.           Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto to reflect the remaining Option and the Purchase Right Aircraft and is incorporated into the Agreement by this reference;

5.           ***

6.           Exhibit A-4 attached hereto is added to incorporate a suite of accepted master changes into the Agreement by this reference.

7.           Upon execution of this Supplemental Agreement, ***

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                               SOUTHWEST AIRLINES CO.

By:  /s/ Isabelle Session                    By:  /s/ Michael Van de Ven
Its:  Attorney-In-Fact                        Its:  EVP – COO

P.A. No. 1810	SA-66-3
K/SWA

TABLE OF CONTENTS

ARTICLES		Page Number	SA Number
1.	Subject Matter of Sale	1-1	SA-13
2.	Delivery, Title and Risk of Loss	2-1	SA-28
3.	Price of Aircraft	3-1	SA-47
4.	Taxes	4-1
5.	Payment	5-1
6.	Excusable Delay	6-1
7.	Changes to the Detail Specification	7-1	SA-1
8.	Federal Aviation Requirements and Certificates and Export License	8-1
9.	Representatives, Inspection, Flights and Test Data	9-1
10.	Assignment, Resale or Lease	10-1
11.	Termination for Certain Events	11-1
12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1
13.	Buyer Furnished Equipment and Spare Parts	13-1
14.	Contractual Notices and Requests	14-1
15.	Miscellaneous	15-1

P.A. No. 1810	i	SA-66
K/SWA

TABLE OF CONTENTS CON'T

TABLE		SA Number
1.	Aircraft Information Table	SA-66
2.	Option Aircraft Information Table	SA-66

EXHIBITS		SA Number
A	Aircraft Configuration Exhibit A-4	SA-66
B	Product Assurance Document	SA-1
C	Customer Support Document
D	Price Adjustments Due to Economic Fluctuations - Aircraft
E	Buyer Furnished Equipment Provisions Document
F	Defined Terms Document

LETTER AGREEMENTS		SA Number
1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	ii	SA-66
K/SWA

TABLE OF CONTENTS CON'T

RESTRICTED LETTER AGREEMENTS		SA Number
6-1162-RLL-932R2	Promotional Support	SA-13
6-1162-RLL-933R21	Option Aircraft	SA-60
6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14
6-1162-RLL-935R1	Performance Guarantees	SA-1
6-1162-NIW-890	***	SA-39
6-1162-RLL-936R4	Certain Contractual Matters	SA-4
6-1162-RLL-937	Alternate Advance Payment Schedule
6-1162-RLL-938	***
6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1
6-1162-RLL-940R1	Training Matters	SA-1
6-1162-RLL-941R2	Other Matters	SA-13
6-1162-RLL-942	Open Configuration Matters
6-1162-RLL-943R1	Substitution Rights	SA-6
6-1162-RLL-944	***
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4
6-1162-RLL-1856	***	SA-1
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1
6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	iii	SA-66
K/SWA

TABLE OF CONTENTS CON'T

RESTRICTED LETTER AGREEMENTS		SA Number
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1
6-1162-RLL-2073	Maintenance Training Matters	SA-1
6-1162-KJJ-054R1	Business Matters
6-1162-KJJ-055R1	Structural Matters	SA-25
6-1162-KJJ-056	Noise and Emission Matters	SA-13
6-1162-KJJ-057	Product Development Matters	SA-13
6-1162-KJJ-058	Additional Substitution Rights	SA-13
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21
6-1162-JMG-669R8	***	SA-54
6-1162-JMG-747R1	***	SA-36
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32
6-1162-NIW-606R1	***	SA-36
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39
6-1162-NIW-1142	***	SA-43
6-1162-NIW-1369	***	SA-46
6-1162-NIW-1983	***	SA-62
SWA-PA-1810-LA-1000419	***	SA64

P.A. No. 1810	iv	SA-66
K/SWA

SWA-PA-1810-LA-1001315	***	SA66

P.A. No. 1810	v	SA-66
K/SWA

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price
Block A, B, C, D & E Aircraft	***	***	***
Block F & G Aircraft	***	***	***
Block H Aircraft	***	***	***
Block I Aircraft	***	***	***
Block J Aircraft	***	***	***
Block K Aircraft	***	***	***
Block K-W Aircraft	***	***	***
Block L Aircraft	***	***	***
Block T Aircraft	***	***	***
Block T-W Aircraft	***	***	***
Block T-W-1 / T-W-1a Aircraft	***	***	***
Block T-W-2 / T-W-2a Aircraft	***	***	***
Block T-W-2b Aircraft	***	***	***
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
(T-W-2b Aircraft - Advance Payment Schedule per LA SWA-PA-1810-LA-1001315; )
* Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
* Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on
* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Oct-1999	1	L	***

  SA-66

APR50739
SWA - PA1810	Page 1	for a/c delivering 2011 - 2018

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Nov-1999	2	L	***
Dec-1999	1	L	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	H	***
Sep-2000	1	L	***
Oct-2000	2	H	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	2	E	***
Dec-2000	1	L	***
Jan-2001	1	E	***
Jan-2001	1	L	***
Feb-2001	1	E	***
Feb-2001	1	L	***
Mar-2001	2	E	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Jun-2001	3	E	***
Jul-2001	1	L	***
Sep-2001	3	E	***
Sep-2001	1	L	***
Oct-2001	3	H	***
Oct-2001	1	L	***
Nov-2001	2	I	***
Nov-2001	1	T	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Feb-2002	1	T	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Nov-2002	1	J	***
Dec-2002	2	I	***
Dec-2002	1	J	***
Mar-2003	2	L	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Jul-2003	1	L	***
Aug-2003	1	I	***
Aug-2003	2	L	***
Sep-2003	3	I	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
Apr-2004	3	T	***
May-2004	1	K	***
May-2004	1	T	***
Jun-2004	2	K	***
Jun-2004	6	T	***

SA-66

APR50739
SWA - PA1810	Page 2	for a/c delivering 2011 - 2018

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2004	2	K	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	1	K-W	***
Sep-2004	4	T-W	***
Oct-2004	4	K-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***

 SA-66

APR50739
SWA - PA1810	Page 3	for a/c delivering 2011 - 2018

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900
May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***	36659
Mar-2010	1	T-W-2a	***	36660
Mar-2010	1	T-W-2	***	36918
May-2010	1	T-W-2a	***	36662
May-2010	1	T-W-2	***	36924
Jun-2010	1	T-W-2a	***	36663
Jul-2010	1	T-W-2a	***	36664
Aug-2010	1	T-W-2a	***	36665
Oct-2010	1	T-W-2a	***	36667
Jan-2011	1	T-W-2b	***	36668
Feb-2011	1	T-W-2b	***	36669
Apr-2011	1	T-W-2b	***	36671
May-2011	1	T-W-2b	***	36672
Jun-2011	1	T-W-2b	***	36673
Jul-2011	1	T-W-2b	***	36674
Aug-2011	1	T-W-2b	***	36675
Aug-2011	2	T-W-2b	***	36963, 36962
Sep-2011	1	T-W-2b	***	36676
Sep-2011	1	T-W-2b	***	36965
Oct-2011	1	T-W-2b	***	36677
Oct-2011	1	T-W-2b	***	36966
Oct-2011	1	T-W-2b	***	36967
Jan-2012	1	T-W-2b	***	36678
Feb-2012	1	T-W-2b	***	36679
Feb-2012	1	T-W-2b	***	36977
Mar-2012	1	T-W-2b	***	36680
Mar-2012	1	T-W-2b	***	36980
Apr-2012	1	T-W-2b	***	36681
Apr-2012	1	T-W-2b	***	36983
May-2012	1	T-W-2b	***	36682
May-2012	1	T-W-2b	***	36985
Jun-2012	1	T-W-2b	***	36683
Jun-2012	1	T-W-2b	***	36987

  SA-66

APR50739
SWA - PA1810	Page 4	for a/c delivering 2011 - 2018

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2012	1	T-W-2b	***	36684
Jul-2012	1	T-W-2b	***	36990
Aug-2012	1	T-W-2b	***	36685
Aug-2012	1	T-W-2b	***	36992
Sep-2012	1	T-W-2b	***	36686
Sep-2012	1	T-W-2b	***	36994
Oct-2012	1	T-W-2b	***	36687
Oct-2012	1	T-W-2b	***	36997
Nov-2012	1	T-W-2b	***	37005
Nov-2012	1	T-W-2b	***	37003
Dec-2012	1	T-W-2b	***	37006
Dec-2012	1	T-W-2b	***	37009
Jan-2013	1	T-W-2b	***	36891
Jan-2013	1	T-W-2b	***	36634
Feb-2013	1	T-W-2b	***	36635
Mar-2013	1	T-W-2b	***	36892
Mar-2013	1	T-W-2b	***	36638
Apr-2013	1	T-W-2b	***	36893
May-2013	1	T-W-2b	***	36894
Jun-2013	2	T-W-2b	***	36895, 36896
Jul-2013	1	T-W-2b	***	36897
Aug-2013	2	T-W-2b	***	36898, 36905
Sep-2013	2	T-W-2b	***	36907, 36911
Oct-2013	2	T-W-2b	***	36912, 36914
Nov-2013	1	T-W-2b	***	36915
Dec-2013	2	T-W-2b	***	36917, 36919
Jan-2014	1	T-W-2b	***	36920
Jan-2014	1	T-W-2b	***	36909
Feb-2014	1	T-W-2b	***	36922
Feb-2014	1	T-W-2b	***	36910
Mar-2014	1	T-W-2b	***	36943
Mar-2014	2	T-W-2b	***	36927, 36925
Apr-2014	1	T-W-2b	***	36944
Apr-2014	1	T-W-2b	***	36929
May-2014	1	T-W-2b	***	36946
Jun-2014	1	T-W-2b	***	36968
Jun-2014	1	T-W-2b	***	36949
Jul-2014	1	T-W-2b	***	36951
Aug-2014	2	T-W-2b	***	36928, 36952
Aug-2014	1	T-W-2b	***	37019
Sep-2014	1	T-W-2b	***	36954
Oct-2014	1	T-W-2b	***	36957
Oct-2014	1	T-W-2b	***	37034
Nov-2014	1	T-W-2b	***	36971
Dec-2014	1	T-W-2b	***	37037
Jan-2015	1	T-W-2b	***	36899
Feb-2015	1	T-W-2b	***	36901
Mar-2015	2	T-W-2b	***	36902, 36936
Apr-2015	2	T-W-2b	***	36649, 36652
May-2015	1	T-W-2b	***	36903
Jun-2015	1	T-W-2b	***	36906
Jun-2015	1	T-W-2b	***	36654
Jul-2015	1	T-W-2b	***	36655
Aug-2015	1	T-W-2b	***	36656
Sep-2015	1	T-W-2b	***	36657
Oct-2015	1	T-W-2b	***	36937

  SA-66

APR50739
SWA - PA1810	Page 5	for a/c delivering 2011 - 2018

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Dec-2015	1	T-W-2b	***	36941
Jan-2016	1	T-W-2b	***	36650
Feb-2016	1	T-W-2b	***	36904
Feb-2016	1	T-W-2b	***	36932
Mar-2016	1	T-W-2b	***	36651
Apr-2016	1	T-W-2b	***	36653
Apr-2016	1	T-W-2b	***	36938
May-2016	1	T-W-2b	***	36658
May-2016	1	T-W-2b	***	36939
Jun-2016	1	T-W-2b	***	36916
Jul-2016	1	T-W-2b	***	36921
Jul-2016	1	T-W-2b	***	36945
Aug-2016	1	T-W-2b	***	36661
Sep-2016	1	T-W-2b	***	36923
Oct-2016	1	T-W-2b	***	36666
Nov-2016	1	T-W-2b	***	36670

  SA-66

APR50739
SWA - PA1810	Page 6	for a/c delivering 2011 - 2018

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Price Description of Option Aircraft:
	Base Aircraft Price	Special Features	Aircraft Basic Price
Block U Option Aircraft (without Winglets)	***	***	***
Block U-W Option Aircraft (with Winglets)	***	***	***
Block U-W-1 Option Aircraft	***	***	***
Block U-W-1a Option Aircraft	***	***	***

Delivery of Purchase Right Aircraft:		Quantity	98
Delivery Period of Purchase Right Aircraft:		Complete delivery not later than Dec. 31, 2021
Condition of Offer for Purchase Right Aircraft:		Subject to Available Position

 SA-66
SWA - PA1810	Page 3
APR45652/48432

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Remaining Option Aircraft: 37

Aircraft	Number of	Option	Adv Payment Base *
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Jan-2013	1	U-W-1a	***	September 1, 2011
Feb-2013	1	U-W-1a	***	October 1, 2011
Apr-2013	1	U-W-1a	***	December 1, 2011
May-2013	1	U-W-1a	***	January 1, 2012
Sep-2013	1	U-W-1a	***	May 1, 2012
Oct-2013	1	U-W-1a	***	June 1, 2012
Apr-2014	1	U-W-1a	***	December 1, 2012
Sep-2014	2	U-W-1a	***	May 1, 2013
Oct-2014	1	U-W-1a	***	June 1, 2013
Nov-2014	1	U-W-1a	***	July 1, 2013
Dec-2014	1	U-W-1a	***	August 1, 2013
Nov-2015	1	U-W-1a	***	July 1, 2014
Jan-2016	1	U-W-1a	***	September 1, 2014
Jun-2016	1	U-W-1a	***	February 1, 2015
Aug-2016	1	U-W-1a	***	April 1, 2015
Sep-2016	1	U-W-1a	***	May 1, 2015
Oct-2016	1	U-W-1a	***	June 1, 2015
Nov-2016	1	U-W-1a	***	July 1, 2015
Dec-2016	1	U-W-1a	***	August 1, 2015
Jan-2017	1	U-W-1a	***	September 1, 2015
Feb-2017	1	U-W-1a	***	October 1, 2015
Mar-2017	1	U-W-1a	***	November 1, 2015
Apr-2017	1	U-W-1a	***	December 1, 2015
May-2017	1	U-W-1a	***	January 1, 2016
Jun-2017	1	U-W-1a	***	February 1, 2016
Jul-2017	1	U-W-1a	***	March 1, 2016
Aug-2017	2	U-W-1a	***	April 1, 2016
Sep-2017	2	U-W-1a	***	May 1, 2016
Oct-2017	2	U-W-1a	***	June 1, 2016
Nov-2017	2	U-W-1a	***	July 1, 2016
Dec-2017	2	U-W-1a	***	August 1, 2016
Total	37

* Advance Payment Base Price for Option Aircraft scheduled for delivery 2011-2018 is based on 4th Qtr 2009 forecast

SA-66
SWA - PA1810	Page 4
APR45652/48432

PA 1810	Aircraft Configuration
Exhibit A

Exhibit A-3 - Applicable to the second Aircraft Delivering January 2010 and on

0000DC3182	MISCELLANEOUS DEVELOPEMENT CHANGES	***
0110CG3018	737-700 CONFIGURATION	***
0252MP3132	DISPATCH W/GEAR DWN FOR REVENUE FLT	***
0310CH3332	MTOGW TO 138,500	***
0352CG3023	A/P LOAD SYS WT. & BALA$0E CONTROL	***
0370CH3014	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - ADD 17 MIL DAMPINGTAPE FOR NOISE REDUCTION	***
0370CH3019	INSTALLATION OF STRINGER DAMPING FROM STATION 540-727	***
1110A034B37	EXTERIOR COLOR REVISION	***
1110A077A10	EXT MARKINGS PRIMER REVISIONS	***
1110CH3003	EXT DECOR PAINT-CROWN METRO	***
1110MP3290	EXT DECO FNSH-DESOTO H.S TPCOAT	***
1110MP3354	EXTERIOR DECOR.FINISH-HS TOPCOATIN LIEU OF EXISTING TOPCOAT	***
1110MP3388	FLAP TRACK FAIRINGS –PAINT	***
2123CH3042	AIR CONDITIONING SYSTEM REVISION -737-200 TYPE GASPER SYSTEM	***
2160CG3011	CABIN TEMPERATURE INDICATOR - DEGREES FAHRENHEIT IN LIEU OFCELSIUS	***
2210CG3204	DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - PADDLE AUTOPILOT ENGAGEMODE CONTROL PANEL	***
2210MP3227	DFCS PUSH BUTTON AUTOPILOT ENGAGE	***
2230CH3028	AUTOTHROTTLE DEACTIVATION - UNIT TO REMAIN INSTALLED AND BITEFEATURES OPERATIONAL	***
2312CH3284	DUAL VHF COMMUNICATIONS - INSTALLATION - BFE ALLIEDSIGNAL/GABLESENGINEERING I$0	***
2319CH3020	CLAIRCOM AIR TO GROUND PASSENGER COMMUNICATION SYSTEM - COMPLETEBFE INSTALLATION PROVISIONS	***
2319MP3021	CLAIRCOM PHONES - CA$0EL INSTALL.	***
2319MP3043	AT&T WIRELESS PHN SYST. INSTAL&CERT	***
2319MP3051	AT&T WIRELESS PHN SYSTEM-PART. REV.	***
2319MP3105	AT&T WIRELESS AIR TO GRND PHONE SYS	***
2320CH3020	ATSCALL INSTALLATION - PARTIAL PROVISIONS - AFT ELECTRONICS PANEL	***
2321CH3498	SELECTIVE CALLING EQUIPMENT - SELCAL - DELETE PARTIAL PROVISIONS	***
2331CH3158	DELETION OF BFE MATSUSHITA PASSENGER ADDRESS TAPE REPRODUCER	***
2331CH3159	PASSENGER ADDRESS SYSTEM - COLLINSARI$0 700 IN LIEU OF COLLINSARI$0 560	***
2340MP3095	REV BFE BOOM MICROPHONE/HEADSET	***
2342MP3011	FLT ATT HNDSET REV TO FU$0T & FACEP	***
2350CH3139	PA MICROPHONE - ADD ELECTROVOICE P/N 602-4183	***
2350CH3162	DTMF MICROPHONE INSTALLATION - FIRST OBSERVER	***
2350CH3163	DIGITAL AUDIO REMOTE ELECTRONICS UNIT REVISION TO DELETE HEADSETAURAL ALERTS	***
2350MP3220	DIGITAL AUDIO REMOTE ELETRON-ADD	***
2370CG3166	SOLID STATE VOICE RECORDER - INSTALLATION - BFE ALLIEDSIGNAL I$0	***
2371A051B44	SOLID STATE VOIC RECORDER	***
2500CH3453	DOOR WARNING STRAP - SHOCK CORD	***
2501CH3076	FORWARD MODULE WITH GALLEY G1 AND LAVATORY LA	***
2501MP3080	REVISE FORWARD MODULE WITH GALLEY G1 AND LAVATORY LA FROM SEATTRACK MOUNT TO HARDPOINT	***
2502CH3066	AFT MODULE WITH GALLEY G3, G4 AND LAVATORY LB	***
2502MP3069	REV MODUL WITH GALLEY G3, 4, & LAV	***
2510CH3058	FLIGHT COMPARTMENT - MISCELLANEOUSREVISIONS	***
2510CH3059	TRIP COUNTER REVISION - SFE - DEXTER WILSON	***
2510CH3060	CONTROL COLUMN CHECKLIST DELETION	***
2511A599A02	FLIGHT DECK-PADDED ROTARY BUCKLE	***
2511CG3057	SECOND OBSERVER'S STATION	***

P.A. No. 1810	A-4-1	SA-66

PA 1810	Aircraft Configuration
Exhibit A

2511CH3059	LOG BOOK POCKET INSTALLATION - ON SECOND OBSERVERS SEAT LEGS	***
2520A092I19	INTERIOR COLOR AND MATERIAL REV	***
2520CH3538	INTERIOR ARRANGEMENT - 137 TOURISTCLASS AT 33/32" PITCH WITH LAVSLA AND LB AND GALLEYS G1, G3 AND G4	***
2520MP3667	REV. STOW BIN ADD BULLNOSE ON INBRD	***
2523CH3109	PSU REVISION - ADD PLACARD TO PASSENGER VIEWING SURFACE IN LOUNGEAREAS ONLY	***
2523CH3112	INSTALL NON STANDARD COLOR PSU	***
2523MP3119	REVISION INTERIOR ARRANGEMENT	***
2524CH3431	BFE FWD RIGHT HAND WINDSCREEN/STOWAGE UNIT IN LIEU OF SFE	***
2524MP3488	FULL HGT BFE STOW UNIT REV ADD BFE	***
2524MP3500	REV PARTITION DECOR COVERNING ULTRA	***
2524MP3513	EMERGE$0Y QUIPMENT BRACKET COMMONALITY-SFE	***
2525MP3159	REV PAX SEAT ALL F/W FACING W/ 137	***
2528CH3189	SFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN - AFT LH CABIN WITH THEAFT FACE AT STATION 955 - WITH MEGAPHONE	***
2528CH3191	SFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN - FWD LH CABIN WITH THEAFT FACE AT STATION 355	***
2528CH3194	BFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN - AFT LH CABIN WITH THEAFT FACE AT STATION 955 - WITH MEGAPHONE	***
2528CH3195	BFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN IN LIEU OF SFE - FWD LHCABIN WITH THE AFT FACE AT STATION355	***
2528MP3205	CREW LUGGAGE SECURITY DEVISE	***
2528MP3217	CREW LUGGAGE SECURITY DEVICE	***
2530MP3613	REV G3 EXT DECOR COVERING ULTRALEAT	***
2530MP3860	BFE GALLEY REV COMOSITES UNLIM	***
2541CH3034	LIQUID SOAP DISPENSER INSTALLATION	***
2550CH3153	CARGO COMPARTMENT LINING REVISION	***
2550CH3233	FWD AND AFT CARGO COMPARTMENT FLOOR PANEL REVISION - ALUMINUMPANELS IN LIEU OF CONOLITE AT ENTRYWAY	***
2550MP3259	TRANSVERSE CARGO NET INSTALLATION - FORWARD AND AFT CARGOCOMPARTMENTS	***
2550MP3267	FORWARD AND AFT CARGO COMPARTMENT CARGO RESTRAINT SYSTEM	***
2550MP3355	FRWRD & AFT CARGO CMPRTMNT	***
2566A077A03	ESCAPE SLIDES COMPARTMENTS SFE TOBFE B.GOODRICH INSTALLED	***
2622CH3013	APU FIRE BOTTLE REVISION - INTERCHANGEABLE WITH ENGINE BOTTLE	***
2841CG3095	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	***
2844CG3038	MEASURING STICK CONVERSION TABLES TO U.S. GALLONS	***
2910CG3087	ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL SPLINE - VICKERS10-62167-3 IN LIEU OF ABEX 10-62167-2	***
2910CH3082	HYDRAULIC PUMPS - AC ELECTRIC MOTOR DRIVEN - VICKERS IN LIEU OFABEX	***
3040CH3041	INSTALL A TWO LRU WINDOW HEAT CONTROL SYSTEM - PED 1231-1 IN LIEUOF TBD	***
3040MP3049	INSTL 4 UNIT WINDOW HEAT CNTRL SYS	***
3040MP3053	INSTALL A BFE WINDOW HEAT CONTROLSYSTEM OLIN 231-3 IN LIEU OF 231-2	***
3041A034B24	INSTALL PRIMEX WINDOW HEAT CONT SYS	***
3043MP3022	REV WINDSHIELD WIPER SWTCH SINGLE	***
3120CH3016	CLOCK WIRING REVISION - FMC, DFDAUAND VOICE RECORDER INPUT FROMFIRST OFFICER'S CLOCK IN LIEU OF CAPTAIN'S CLOCK	***
3131CG3673	ACCELEROMETER - INSTALLATION - BFEALLIEDSIGNAL I$0	***
3131CG3692	SOLID STATE DIGITAL FLIGHT DATA RECORDER - INSTALLATION - BFESUNDSTRAND - 128 WPS	***
3131CH3721	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - INSTALLATION - BFEALLIEDSIGNAL	***
3162A066A15	REVERSE VIDEO DISPLAY-COMMON DISPLASYS FAULT MESSAGE	***
3162A066A27	ILF LOCALIZER DEVIATION EXPANDEDSCALE	***
3162CG3013	EFIS/MAP DISPLAY FORMAT	***
3162CG3016	FLT DRCTR COMND DSPL-FIL INTGRT CUE	***
3162CG3017	MACH AIRSPEED DISPLAY	***

P.A. No. 1810	A-4-2	SA-66

PA 1810	Aircraft Configuration
Exhibit A

3162CG3019	RADIO ALTITUDE DISPLAY - ROUND DIAL	***
3162CG3020	RADIO ALTITUDE - ABOVE ADI	***
3162CG3022	RISING RUNWAY DISPLAY	***
3162CG3025	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET	***
3162CG3026	ATTITUDE COMPARATOR - STEADY	***
3162CG3029	LOCALIZER BACKCOURSE POLARITY - REVERSAL	***
3162CG3032	MAP MODE ORIENTATION - TRACK UP	***
3162CG3038	MANUALLY TUNED VOR SELECTED COURSELINES - DISPLAYED	***
3162CG3041	ADF POINTER(S) IN MAP MODE - SUPPRESSED	***
3162CG3042	POSITION DIFFERE$0E - AUTOMATIC DISPLAY	***
3162CG3046	WEATHER RADAR MODE/GAIN/TILT ANGLE- DISPLAYED	***
3162CG3050	TCAS TRAFFIC ON MAP	***
3162CG3052	TCAS RESOLUTION ADVISORY ON ADI	***
3162CG3053	TCAS RESOLUTION ADVISORY ON IVSI	***
3162CG3057	ANALOG FAILURE FLAGS-DISPLAYED	***
3162CH3066	MACH AIRSPEED INDICATOR BUG #5 - 80 KNOTS	***
3162CH3068	SUPPLEMENTAL METRIC DATA INDICATIONS - DEACTIVATION	***
3162CH3075	EFIS CONTROL PANEL - EFIS/MAP DISPLAY FORMAT	***
3162MP3128	DELETE ANALOG FAILURE FLAG	***
3162MP3129	SUPP METRIC DATA INDICATIONS ACTIV	***
3162MP3131	ENHA$0ED MACHINE AIRSPEED DISPLAY	***
3162MP3132	WX RADAR RANGE INDICATORS RANGE MRK	***
3240CH3220	NOSE LANDING GEAR WHEELS - BENDIX	***
3240CH3221	MAIN LANDING GEAR WHEELS AND BRAKES - BENDIX	***
3240MP3258	INSTL NOSE LANDING GEAR ALLIED SIGN	***
3240MP3288	NOSE LDG GEAR INSTL - 700 WHEELSILO -300 WHEELS	***
3245CH3029	TIRES - INSTALLATION OF SFE GOODYEAR TIRES	***
3324A092K63	PASS CAB INSTALL-NO SMOKING PERMANILLUMINATION	***
3324CH3010	CEILING MOUNTED LIGHTED EXIT SIGN - RELOCATION	***
3343CH3034	ANTI-COLLISION LIGHT - SWITCH NOME$0LATURE REVISION	***
3345CH3020	LOGO LIGHTS - SYSTEM DEACTIVATION	***
3345MP3029	REACTIVATION OF LOGO LIGHTS	***
3350MP3079	EGRESS LIGHTING REVISION TOACCOMODATE ALL FOWARD FACINGSEAT CONFIGURATION.	***
3423CH3021	INSTALL BFE STANDBY ATTITUDE INDICATOR WITHOUT ILS DEVIATIONDISPLAY IN LIEU OF SFE INDICATOR	***
3423CH3026	STANDBY INDICATOR - SFE SEXTANT INLIEU OF BFE JET	***
3430MP3061	MULTI-MODE RECEIVER (MMR) - INSTALLATION OF ILS/GPS - BFEALLIEDSIGNAL I$0	***
3430MP3069	MMR-GPS PROVISIONS-REP OF OH GPS	***
3431CG3051	ILS - INSTALLATION - BFE ALLIEDSIGNAL I$0	***
3431MP3072	ILS-DELETION OF EXISTING ILS RECEIV	***
3433CG3058	LOW RANGE RADIO ALTIMETER (LRRA) -INSTALLATION - BFE ALLIEDSIGNALI$0	***
3435CH3028	FLIGHT DYNAM.CAPTAIN ONLY HEAD UPGUIDA$0E SYSTEM-PART PROVISIONS	***
3435MP3035	HEAD UP GUIDA$0E SYS - BFE INSTL	***
3436A034B19	INSTALL 1500-1730-002 HUD COMPUTER	***
3443CH3118	WEATHER RADAR SYSTEM - ARI$0 708A SINGLE WEATHER RADAR SYSTEM WITHPREDICTIVE WINDSHEAR - PARTIAL PROVISIONS	***
3443CH3154	ARI$0 708 WEATHER RADAR SYSTEM - INSTALLATION - BFE ALLIEDSIGNALI$0 (WITH DEACTIVATED PREDICTIVE WINDSHEAR FEATURE R/T RDR-4B)	***
3445CH3197	TCAS II - INSTALLATION - BFE ALLIEDSIGNAL I$0	***
3451CG3005	VOR/MARKER BEACON - INSTALLATION -BFE ALLIEDSIGNAL I$0	***
3455CG3120	DISTA$0E MEASURING EQUIPMENT (DME)- INSTALLATION - BFEALLIEDSIGNAL I$0 (SCANNING)	***
3457CG3088	AUTOMATIC DIRECTION FINDER (ADF) -INSTALLATION - BFE ALLIEDSIGNALI$0	***
3457CG3092	AUTOMATIC DIRECTION FINDER (ADF) CONTROL PANEL - INSTALLATION -BFE GABLES ENGINEERING I$0	***
3457MP3132	ADD ADF CNTRL PANEL REV GABLES ILO	***
3457MP3133	ADD ADF ANTENNA REV ALLIED SIG ILO	***
3458CH3091	GPS PROVISIONS - ADD COMPONENTS REQUIRED TO PROVIDE COMPLETEPROVISIONS	***

P.A. No. 1810	A-4-3	SA-66

PA 1810	Aircraft Configuration
Exhibit A

3458CH3091.1	GPS PROVISIONS - ADD COMPONENTS REQUIRED TO PROVIDE COMPLETEPROVISIONS	***
3458CH3092	GLOBAL POSITIONING SYSTEM (GPS) - INSTALLATION - HONEYWELL I$0(SUPPLEMENTAL NAVIGATION CERTIFICATION)	***
3461CG3403	BUYER FURNISHED NAVIGATION DATA BASE	***
3461CH3485	VERTICAL NAVIGATION (VNAV) ACTIVATE/DEACTIVATE SERVICE BULLETIN	***
3461CH3489	FLIGHT MANAGEMENT COMPUTER SYSTEM REVISION - CERTIFICATION FORSINGLE COMPUTER OPERATION ONLY	***
3461MP3496	INSTALL FMC-SECOND 4MCU, UPDATE10 FMC W/256K NAVAGATION DATABASEINTO EXISITING PARTIAL PROVISIONS	***
3510CG3089	CREW OXYGEN - 114 CU. FT. IN LIEU OF 76 CU. FT. CYLINDER	***
3830MP3025	INSTL PNEUDRAULICS 4" SERV PANL LAV	***
3831MP3019	REV GRAY WATER DRAIN ROUT LEVEL LIN	***
3832CH3071	VACUUM LAVATORY SYSTEM IN LIEU OF RECIRCULATING LAVATORY - LAVS AAND B	***
3910CH3113	RELOCATE ATC CONTROL PANEL	***
3910CH3122	AFT ELECTRONICS PANEL ARRANGEMENT	***
4960MP3024	APU SOFTWARE LOADING-ONBOARD FROMFLIGHT DECK	***
5100CH3026	ADDITIONAL CORROSION PROTECTION BENEATH GALLEYS AND LAVS	***
5100CH3027	FWD AND AFT CARGO DOOR REVISION - INSTALL HEAVY DUTY SKIN	***
5100MP3030	REMOVE ADD CORR PROT. ADDED BY CR	***
5220MP3012	OVER/WNG HATCH ASSIST HNDLE REV INS	***
5312MP3004	INSTAL OF SFE WEATHERMASTER RADOMEIN LIEU OF SFE BASIC RADOME	***
5730B502D20	PRODUCTION INSTALLATION OF BFE WINGLETS	***
7200CG3244	A/P PRFRMC:CFM56-7 ENG W/THRUST 22K	***
7731MP3049	EVM SYST WITH ON-BOARD TRIM & BAL	***
7900CG3026	LUBRICATING OIL - ESSO/EXXON TURBOOIL 2380	***

Sub-Total Changes - Special Features -- the same as in Exhibit A-1-Winglet	***

Additional Master Changes
0221A599A80	WET GROOVED RUNWAY OPERATIONS WITHANTISKID SYSTEM INOPERATIVE CERT.	***
0315B572C40	MP - OPERATIONAL WEIGHTS - I$0REASE MTOW	***
0370B572B79	MP - STRINGER DAMPING - REMOVE BETWEEN STATIONS 540-727	***
1110B458A27	MP - EXTERIOR MARKINGS AND PLACARDS REVISION	***
1110B642K10	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - PAINT SYSTEM PRIMER - SPE	***
1110B645J06	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - PRC DESOTO CA8800 DECORATIVE PAINT TOPCOAT	***
1130A599A55	AFT CLOSET PLACARD-COLOR CHANGE	***
1130C410C11	MP - PLACARDS AND MARKINGS - INSTALLATION - INTERIOR PLACARDS - SWA	***
2130A610B77	CABIN PRESSURE DESCENT RATE REV	***
2312B696C02	MP - VHF COMMUNICATIONS - INSTALLATION OF TRIPLE HONEYWELL RTA-44D VHF SYSTEM WITH ARI$0 750 VDL MODE 2 CAPABLE TRANSCEIVERS P/N 064-50000-2000 - BFE	***
2318A599A08	CABIN TELECOMMUNICATION-REV-PHONECABLES-BFE	***
2318A599A67	PHONE SYS COMPONENT DELETION	***
2318B815C19	MP - TELEPHONE AND BEARER RADIO - PARTIAL PROVISIONS - DELETE	***
2320A150E34	MP- DELETION OF ATSCALL PARTIAL PROVISIONS FROM AFT ELECTRONICS PANEL	***
2322A150E39	MP- COMMUNICATIONS MANAGEMENT UNIT (CMU) -PARTIAL PROVISIONS FOR SINGLE ARI$0 758 CMU	***
2322B696C01	MP - ACARS - HONEYWELL ARI$0 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTIN PARTIAL PROVISIONS - BFE	***
2351A599A29	BSS-HEADPHONE 1ST OBSERVER-REPLACE	***
2351A802B31	HAND HELD MICROPHONE CAP AND IST OFFICER DELETE	***
2351B162A52	HEADPHONE TELEX 616500-001	***

P.A. No. 1810	A-4-4	SA-66

PA 1810	Aircraft Configuration
Exhibit A

2400C410B99	MP - ELECTRICAL POWER - SPARE WIRE INSTALLATION TO FACILITATE POST DELIVERY MEDICAL COMMUNICATIONS SYSTEM	***
2500C547A51	MP - ATTENDANT AND PASSENGER LIFE VESTS - INSTALLATION - HOOVER INDUSTRIES - BFE	***
2513B696E90	MP - LOG BOOK HOLDER - RELOCATION - FROM SECOND OBSERVER'S SEAT LEGS TO AFT FACE OF P8 AISLESTAND	***
2513B696E96	MP - FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALLATION - FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER'S CLIPBOARDS	***
2513C410C23	MP - FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALLATION - EMERGE$0Y EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICERS CONTROL COLUMNS	***
2520B642I61	MP - GALLEY MAT REVISION - REVISION - BFE	***
2520B642N11	MP - INTERIOR COLOR REVISION - AFT LEFTHAND CLOSET	***
2524A599A45	DECO LAMINATE W/GRAPHIC FOR BFEWINDSCREEN	***
2524A694H23	AFT CENTERLINE CLOSET REVISION FROMMISC STOWAGE TO TRASH STOWAGE	***
2524B643D06	MP - FULL HEIGHT WINDSCREEN/CLOSET - AFT LH - REVISION - BFE	***
2525A599A17	ECONO CLASS PASS SEATING-REV	***
2525B645F30	MP - ECONOMY CLASS PASSENGER SEATS - REVISION - 3 I$0H RECLINE IN LIEU OF 4 I$0H RECLINE	***
2529A699A57	ASSIST HANDLE-COLOR CHANGE	***
2529A802A85	WARNING STRAP RING-COLOR CHANGE	***
2540C426C65	MP - LA LAVATORY SELECTABLES - INSTALLATION - BABY CARE TABLE	***
2540C547C53	MP - LA AND LB LAVATORIES - REVISION - ADD DEODRANT DISC BRACKET AND DELETE BAR SOAP AND PAPER CUP PROVISIONS	***
2560B696E74	MP - CREW LIFE VESTS - INSTALLATION - FLIGHT DECK WITH SECOND OBSERVER - HOOVER INDUSTRIES P/N HS3701C-SWA - BFE	***
2566A802C31	MP - ESCAPE SLIDES/COMPARTMENTS - CHANGE FROM BFE TO SFE - BF GOODRICH - INSTALLED	***
3041B458A01	WINDOW HEAT CONTROL STANDARD BFE	***
3131A802B13	D.F.D.A.U.-HONEYWELL-BFE	***
3133A150E33	MP - INSTALLATION OF ARNIC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***
3321A694H26	COOL WHITE LIGHTS IN LIEU OF WARMWHITE PASSENGER CABIN	***
3321A802A50	PASS CABIN LIGHTING-TRIM COLOR CHGE	***
3324C547B16	MP - INFORMATION SIGNS - DEACTIVATION - PERMANENT SILKSCREENING OF NO SMOKING SYMBOL AND ADDITION IF KUFE VEST PLACARDING	***
3430B696D36	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LEIU OF ALLIEDSIGNAL MMR - BFE	***
3436A150D47	HEAD UP GUIDA$0E SYS-INSTALL FLTDYNAMICS HGS COMPUTER	***
3436A599A59	HEAD UP DISPLAY (HUD) PARTIAL PROVIS FOR CAT IIIA HGS 2350 FLT DYNAMIC	***
3436B572D13	MP - HEAD UP DISPLAY (HUD) SYSTEM - REPLACEMENT - FLIGHT DYNAMICS PHASE 3 HGS4000 SYSTEM INTO EXISTING COMMON HUG PARTIAL PROVISIONS IN LIEU OF HGS2350 HUD SYSTEM - BFE	***
3445B363B10	TRAFFIC ALERT & AVOIDA$0E SYSTEM	***
3445B370E27	MP - TCAS SYSTEM - REPLACEMENT - HONEYWELL TCAS COMPUTER - TCAS CHANGE 7 COMPLIANT - HONEYWELL - BFE	***
3446A561D04	EGPWS-ACTIVATION-PEAKS & OBSTACLESFEATURE	***
3457B696A23	ADF PARTIAL PROVS ILO SGL SYS	***
3461A051B70	FMC COLOR CDU/MCDU OPERATION ENABLE	***
3461A150D31	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - INSTALLATION OF DUAL FMC'S AND MCDU'S IN LIEU OF EXISTING DUAL FMC'S AND CDU'S - SFE	***
3461A150D32	FMC SYS AIRLINE OPERATIOINALCOMMUNICATIONS DATA LINK	***
3910A150E36	MP- AFT ELECTRONICS PANEL ARRANGEMENT-SOUTHWEST AIRLINES	***
5310A599A04	RADOME-WEATHERMASTER-REV-EXT MKG	***
5352A599A07	MP - RADOME INSTALL-REV-WEATHERMASTER UNPAINTED	***
7200B572C87	MP - ENGINE - CFM56-7 ENGINES - 7B24 RATING IN LIEU OF 7B22	***
MISC DOOR	FAA FLIGHT DECK DOOR	***
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS	***

P.A. No. 1810	A-4-5	SA-66

PA 1810	Aircraft Configuration
Exhibit A

Total Master Changes	***

2525C882G60	Replacement of BFE B/E Aerospace Passenger Seats	***

Exhibit A-3 Total	***

* ***

SA66 Additional Master Changes
1110C547C48	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - ADDED US FLAG DECAL	***
1110C882K55	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - ADDITIONAL TOPCOAT	***
1130C882P15	MP - INTERIOR PLACARDS - REVISION - FRONT-ROW PLACARDS	***
2210A083A47	MP - AUTOFLIGHT - MODE CONTROL PANEL WITH SPEED AND ALTITUDE INTERVENTION	***
2210C430A09	MP - AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***
2230A051B46	MP - AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***
2230B696L43	MP - AUTOTHROTTLE - ACTIVATE AUTOTHROTTLE FUNCTIONALITY	***
2322C430J31	MP - COMMUNICATIONS MANAGEMENT UNIT (CMU) - REVISION - PARTIAL PROVISIONS -WIRING FOR VOICE RECORDER INTERFACE	***
2351A146A24	MP - CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - REVISION - THREE POSITION WITH DETENT IN INTERPHONE POSITION	***
2371C593G95	MP - VOICE RECORDER - INSTALLATION -RECORDER INDEPENDENT POWER SUPPLY	***
2433B696M14	MP - STANDBY BUS - LOADS ADDITION - CAPTAIN'S FMC, MCDU AND CDS INBOARD DISPLAY UNIT	***
2500C882N30	MP - GALLEYS AND WINDSCREENS - REPLACEMENT - DITCH AND POT COMPLIANT - COMPOSITES UNLIMITED - BFE	***
2500C882P06	MP - INTERIOR ARRANGEMENT - REVISION - PASSENGER SERVICE UNIT SIGNS	***
2500C882P55	MP - INTERIOR ARRANGEMENT - REPLACEMENT - GALLEYS AND CLOSET - COMPOSITS UNLIMITED - BFE	***
2525C882N31*	MP - ECONOMY CLASS PASSENGER SEATS -DELETION - INFLATABLE SEAT BELTS	***
2528C882L97	MP - OVERHEAD STOWAGE COMPARTMENTS -DELETION - MAGAZINE RACK	***
2540C806K50	MP - LAVATORIES - REPLACEMENT - SOAP DISPENSER	***
2560C410D13	MP - EMERGENCY EQUIPMENT - LIFE VESTS -REPLACEMENT - EASTERN AERO MARINE INC - BFE	***
3131B696M55	MP - DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - REVISION - INSTALL P/N 967-0212-050 IN LIEU OF P/N 967-0212-002 AND ACTIVATE -3C DATA FRAME IN LIEU OF THE EXISTING -3B DATA FRAME -HONEYWELL - BFE	***
3162B696M54	MP - COMMON DISPLAY SYSTEM (CDS) DISPLAY FORMAT - PFD/ND IN LIEU OF EFIS/MAP WITH SIDE-BY-SIDE ENGINE DISPLAY	***
3436C465E64	MP - HEAD UP DISPLAY (HUD) - REPLACEMENT -COMBINER - STC CERTIFIED - ROCKWELL COLLINS INC - BFE	***
3446B696L55	MP - GROUND PROXIMITY WARNING SYSTEM - ACTIVATION - ALTITUDE CALLOUTS - 100, 50, 30, 10	***
3461B372G37	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***
3461B696K98	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REVISION - VERTICAL RNP DEFAULT VALUE	***
3461B696L42	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - ACTIVATE / DE-ACTIVATE OPTIONAL FEATURES	***
3461B696M50	RO - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED VIA THE FMC INTENT DATA DEDICATED OUTPUT BUS - ENABLE	***
3461C430H18	RO - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENAGLE	***
3461C430J06	MP - FLIGHT MANAGEMENT COMPUTING	***

P.A. No. 1810	A-4-6	SA-66

PA 1810	Aircraft Configuration
Exhibit A

3461C430J07	SYSTEM (FMCS) - INHIBIT - VOR UPDATING MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - ENABLED - DEFAULT DME UPDATE ON SOFTWARE OPTION	***
3461C910A43	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - DE-ACTIVATE OPTIONAL FEATURE	***
7900C910C58	MP - LUBRICATING OIL - REVISION - MOBIL JET II IN LIEU OF BP TURBO OIL 2380	***
MISC/FAA5	MISC/FAA5 - FIRE PENETRATION -BURNTHROUGH FAR 25.865(B)	***
RR97029-162**	RO - EXTERIOR MARKINGS	***
RR97029-163***	RO - DFDR AND DFDAU CHANGE	***
Total Additional Master Changes ***

Exhibit A-4 Total ***
* ***
** ***
*** ***

P.A. No. 1810	A-4-7	SA-66

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

SWA-PA-1810-LA-1001315

Southwest Airlines Co.
P.O. Box 36611 – Love Field
Dallas, Texas 75235

Subject:	***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

***

             Boeing is pleased to provide Buyer with Order No. SWA-RE-1000838 and letter agreement SWA-MISC-1001320 to the Customer Services General Terms Agreement No. H4-1 and the following;

1.	***

***
P.A. No. 1810	SA-66

Southwest Airlines Co.
SWA-PA-1810-LA-1001315

2.	***

3.	***

3.1	Buyer shall:

3.1.1	accelerate Contract Delivery Months of three (3) Block U-W Option Aircraft as follows (Accelerated Options):

Previous Contract Delivery Month	Accelerated Contract Delivery Month	MSN
January 2015	September 2013	36933
February 2015	October 2013	36935
March 2016	October 2014	36934

3.1.2
exercise six (6) Purchase Right Aircraft  (2014 Exercised Purchase Rights) into Block U-W Option Aircraft with August, September, October, November and two (2) December 2014 delivery positions.  Of the 2014 Exercised Purchase Rights, the August, October and one (1) December 2014 delivery positions will automatically convert to Block T-W-2b Firm Aircraft as part of the Exercised Options further described in Section 3.1.3 below; and

3.1.3	exercise twenty-five (25) Block U-W Option Aircraft as set forth in the table below:

No. of Option to Firm Aircraft	Contract Delivery Month
Two (2)	August 2011
One (1)	September 2011
One (1)	October 2011
One (1)	February 2012
One (1)	March 2012
One (1)	April 2012
One (1)	May 2012
One (1)	June 2012

***
P.A. No. 1810	SA-66

Southwest Airlines Co.
SWA-PA-1810-LA-1001315

One (1)	July 2012
One (1)	August 2012
One (1)	September 2012
One (1)	November 2012
One (1)	December 2012
One (1)	January 2014
One (1)	February 2014
Two (2)	March 2014
One (1)	April 2014
One (1)	August 2014
One (1)	October 2014
One (1)	December 2014
One (1)	April 2016
One (1)	May 2016
One (1)	July 2016

3.2 Boeing offers Buyer an additional fifty (50) Purchase Right Aircraft, under the terms and conditions of Letter Agreement 6-1162-RLL-933R21 entitled “Option Aircraft”, to equal a total of ninety-eight (98) Purchase Right Aircraft as of the date of this Letter Agreement.  Furthermore, Boeing and Buyer hereby mutually agree that the delivery of all Purchase Right Aircraft shall be completed not later than December 31, 2021.  All other terms and conditions relating to Purchase Right Aircraft under Letter Agreement 6-1162-RLL-933R21 continue to apply.

3.3.	***

4.	***

***
P.A. No. 1810	SA-66

Southwest Airlines Co.
SWA-PA-1810-LA-1001315

5.	***

***
P.A. No. 1810	SA-66

Southwest Airlines Co.
SWA-PA-1810-LA-1001315

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement, ***, have been provided to Buyer and cannot be assigned, in whole or in part.

7.	Confidential Treatment

The information contained herein (Information) represents confidential information and has value precisely because it is not available generally or to other parties. Boeing and Buyer will limit the disclosure of the Information to (i) such party’s employees with a need to know the Information for purposes of performance of its obligations stated herein and who understand and agree that they are not to disclose the Information to any other person or entity without the prior written consent of the  other party hereto, (ii) Boeing or Buyer's auditors, insurance brokers and attorneys (Professional Advisors) who have a need to know the Information in connection herewith and from whom such party has first obtained a written obligation to confidentiality and restricted use that is no less restrictive than the terms of this Article, or (iii) any other person or entity as may be required by applicable law or governmental regulations. Such party will be fully responsible to the other party for it’s Professional Advisors' compliance with such obligations. This article and the protection of the Information will survive the expiration, termination and/or cancellation of this Order or the completion of the services provided herein.

***
P.A. No. 1810	SA-66

Southwest Airlines Co.
SWA-PA-1810-LA-1001315

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters set forth above, please indicate your acceptance and approval below on or before July 15, 2010.

Very truly yours,

THE BOEING COMPANY

By /s/ Isabelle Session

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:           July 2nd , 2010

SOUTHWEST AIRLINES CO.

By Michael Van de Ven

Its EVP - COO

***
P.A. No. 1810	SA-66

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

SWA-RE-1000838

Southwest Airlines Co
Love Field
PO Box 26611
Dallas, TX 75235-1611

Attention:	Brian Hirshman
Vice President Maintenance and Engineering

Subject:	***

Reference:	***

***

***

1.	***

SWA-RE-1000838
***	Page 1
BOEING PROPRIETARY

2.	***

SWA-RE-1000838
***	Page 2
BOEING PROPRIETARY

3.	***

4.	***

SWA-RE-1000838
***	Page 3
BOEING PROPRIETARY

5.	***

SWA-RE-1000838
***	Page 4
BOEING PROPRIETARY

6.	***

SWA-RE-1000838
***	Page 5
BOEING PROPRIETARY

7.	***

SWA-RE-1000838
***	Page 6
BOEING PROPRIETARY

8.	***

SWA-RE-1000838
***	Page 7
BOEING PROPRIETARY

9.	***

SWA-RE-1000838
***	Page 8
BOEING PROPRIETARY

10.	***

11.	***

12.	***

13.	***

SWA-RE-1000838
***	Page 9
BOEING PROPRIETARY

14.	***

15.	***

16.	***

SWA-RE-1000838
***	Page 10
BOEING PROPRIETARY

17.	***

18.	***

19. Confidential Treatment.

The information contained herein (Information) represents confidential information and has value precisely because it is not available generally or to other parties. Boeing and Buyer will limit the disclosure of the Information to (i) such party’s employees with a need to know the Information for purposes of performance of its obligations stated herein and who understand and agree that they are not to disclose the Information to any other person or entity without the prior written consent of the  other party hereto, (ii) Boeing or Buyer's auditors, insurance brokers and attorneys (Professional Advisors) who have a need to know the Information in connection herewith and from whom such party has first obtained a written obligation to confidentiality and restricted use that is no less restrictive than the terms of this Article, or (iii) any other person or entity as may be required by applicable law or governmental regulations. Such party will be fully responsible to the other party for it’s Professional Advisors' compliance with such obligations. This article and the protection of the Information will survive the expiration, termination and/or cancellation of this Order or the completion of the services provided herein.

SWA-RE-1000838
***	Page 11
BOEING PROPRIETARY

Please accept this offer by signing, dating and inserting a purchase order number in the spaces provided below and returning one copy to the undersigned at facsimile number 425-237-1706 on or before July 15, 2010, the date on which this offer will otherwise expire.

Very Truly Yours,

THE BOEING COMPANY

/s/ Isabelle Session

Isabelle R. Session
Regional Director
Boeing Commercial Airplanes, Contracts
Telephone:                      (206) 766-1807
Email:                                Isabelle.R.Session@boeing.com
Mail Code:                      21-43

Agreed and Accepted

Date:	July 2nd, 2010

Southwest Airlines Co.

Signature:	/s/ Michael Van de Ven

Printed name:	Michael Van de Ven

Title:	EVP - COO

SWA-RE-1000838
***	Page 12
BOEING PROPRIETARY

EXHIBIT B

***

SWA-RE-1000838
***	Page 13
BOEING PROPRIETARY

EXHIBIT C

AIRCRAFT INDUCTION RECEIPT
[RECEIVING INSPECTION REPORT]

MODIFICATION ORDER NO.SWA-RE-1000838

BETWEEN

THE BOEING COMPANY

AND

SOUTHWEST AIRLINES CO.

Dated as of _______________________, the AIRCRAFT RECEIVING INSPECTION REPORT.

1.	Aircraft Model: 737-300
Registration No.: ____________
Manufacturer's Serial No.: ___________________

2.	Engine Model: CFM56-3B1
	Engine Serial Nos.:	1.
		2.

3.	Received at: __________________________
Date: ___________________ Time: ___________________

4.	Aircraft Documents (1 each) Aboard Aircraft:
(a) Certificate of Airworthiness
(b) Registration Certificate
(c) Approved Airplane Flight Manual or Airline's Operations Manual
(d) Radio License
(e) Weight and Balance Manual (Chapter 2), to be provided shortly after induction if requested by Boeing

5.	A joint Southwest Airlines Co. and Boeing ground inspection was completed at the time of receipt of the Aircraft on the date noted above.

6.	The following discrepancies were identified during the inspection:

SWA-RE-1000838
***	Page 14
BOEING PROPRIETARY

Item Number	Description of Discrepancy	Discrepancy Resolution
1
2
3
4
5
6

SOUTHWEST AIRLINES CO.	THE BOEING COMPANY

Signature:	Signature:
Southwest Airlines Co.’s
Authorized Representative

SWA-RE-1000838
***	Page 15
BOEING PROPRIETARY

 EXHIBIT D
 [AIRCRAFT REDELIVERY RECEIPT]

MODIFICATION ORDER NO.SWA-RE-1000838

BETWEEN

THE BOEING COMPANY

AND

SOUTHWEST AIRLINES CO.

Dated as of _______________________, the AIRCRAFT REDELIVERY RECEIPT.

1.	Aircraft Model: 737-300
Registration No.: ____________
Manufacturer's Serial No.: ___________________

3.	Engine Model: CFM56-3B1
	Engine Serial Nos.:	1.
		2.

3.	Redelivered at: __________________________
Date: ___________________ Time: ___________________

4.	Aircraft Documents (1 each) Aboard Aircraft:
(a) Certificate of Airworthiness
(b) Registration Certificate
(c) Approved Airplane Flight Manual or Airline's Operations Manual
(d) Radio License

SOUTHWEST AIRLINES CO.	THE BOEING COMPANY

Signature:	Signature:
Southwest Airlines Co.’s
Authorized Representative

SWA-RE-1000838
***	Page 16
BOEING PROPRIETARY

Additional Services Request
(Example only)

Customer	Date

Contract No.	Aircraft/Engine/Model

Aircraft/Engine/Model

The following work is authorized as “Additional Work” in accordance with the terms and conditions of the referenced contract.

Description of Additional Work	Associated Price

Additional Parts Required
Part Number	Qty. Req’d	Description	Associated Price

Authorized by (Customer Representative):

Date:

Acknowledged by (Boeing):

Date:

This offer expires if not authorized by this	day of

SWA-RE-1000838
***	Page 17
BOEING PROPRIETARY

Exhibit A to

SWA-RE-1000838

***

***

Statement of Work
Document Number	Revision Number	Revision Date
MEMO 01-L04-DGY-006	0	June 07, 2010

Content Owner:  The Boeing Company
***
***

***

BOEING PROPRIETARY

BOEING PROPRIETARY

MEMO 01-L04-DGY-006

***

BOEING PROPRIETARY
SH 2           Rev. New, 06-07-2010

BOEING PROPRIETARY

MEMO 01-L04-DGY-006

***

BOEING PROPRIETARY
SH 3           Rev. New, 06-07-2010

BOEING PROPRIETARY

MEMO 01-L04-DGY-006

***

BOEING PROPRIETARY
SH 4           Rev. New, 06-07-2010

BOEING PROPRIETARY

MEMO 01-L04-DGY-006

***

BOEING PROPRIETARY
SH 5           Rev. New, 06-07-2010

BOEING PROPRIETARY

MEMO 01-L04-DGY-006

***

BOEING PROPRIETARY
SH 6           Rev. New, 06-07-2010

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

SWA-MISC-1001320

Southwest Airlines Co
Love Field
PO Box 26611
Dallas, TX 75235-1611

Subject:	***

Reference:	***

***

***

1.	***

CSGTA Order # SWA-RE-1000838

Southwest Airlines Co.
SWA-MISC-1001320

2.	***

3.	***

***	Page 2
CSGTA Order # SWA-RE-1000838

Southwest Airlines Co.
SWA-MISC-1001320

4.	Assignment.

Notwithstanding any other provision of the ***

        has been provided to Customer and cannot be assigned, in whole or in part.

5.	Confidential Treatment.

The information contained herein (Information) represents confidential information and has value precisely because it is not available generally or to other parties. Boeing and Customer will limit the disclosure of the Information to (i) such party’s employees with a need to know the Information for purposes of performance of its obligations stated herein and who understand and agree that they are not to disclose the Information to any other person or entity without the prior written consent of the  other party hereto, (ii) Boeing or Customer's auditors, insurance brokers and attorneys (Professional Advisors) who have a need to know the Information in connection herewith and from whom such party has first obtained a written obligation to confidentiality and restricted use that is no less restrictive than the terms of this Article, or (iii) any other person or entity as may be required by applicable law or governmental regulations. Such party will be fully responsible to the other party for it’s Professional Advisors' compliance with such obligations. This article and the protection of the Information will survive the expiration, termination and/or cancellation of this Order or the completion of the services provided herein.

***	Page 3
CSGTA Order # SWA-RE-1000838

Southwest Airlines Co.
SWA-MISC-1001320

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters set forth above, please indicate your acceptance and approval below on or before July 15, 2010.

EXECUTED ON	July 2nd, 2010

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Isabelle Session	/s/ Michael Van de Ven
Signature	Signature

Michael Van de Ven
Printed Name	Printed Name

EVP - COO
Title	Title

***	Page 4
CSGTA Order # SWA-RE-1000838

Attachment 1 to Letter Agreement
SWA-MISC-1001320

***